UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 15, 2018

Taylor Morrison Home Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-35873	90-0907433
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4900 N. Scottsdale Road, Suite 2000

Scottsdale, Arizona 85251

(Address of principal executive offices and zip code)

(480) 840-8100

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 1.01.	Entry into a Material Definitive Agreement.

On October 16, 2018, Taylor Morrison Home Corporation (“Current Taylor Morrison”) announced its intention to implement a holding company reorganization (the “Reorganization”), effective October 26, 2018. The Reorganization will create a new holding company (“New Taylor Morrison” and, together with Current Taylor Morrison, “Taylor Morrison”) that will become the new parent of Current Taylor Morrison. New Taylor Morrison will assume the name Taylor Morrison Home Corporation.

In the Reorganization, Current Taylor Morrison’s stockholders will automatically become stockholders of New Taylor Morrison, on a one-for-one basis, with the same number and ownership percentage of shares of the same class as they held in Current Taylor Morrison immediately prior to the Reorganization. Following the Reorganization, the ticker symbol of New Taylor Morrison Class A common stock will remain “TMHC” and the CUSIP number will be the same as the CUSIP number for the Current Taylor Morrison Class A common stock.

In connection with the Reorganization, New Taylor Morrison entered into arrangements with certain holders of partnership units of TMM Holdings II Limited Partnership, the principal subsidiary of Current Taylor Morrison (“TMM II”), and the related shares of Current Taylor Morrison’s Class B common stock. Following the completion of the Reorganization, all of the outstanding partnership units of TMM II (“TMM II Units”) and corresponding paired shares of Class B common stock of New Taylor Morrison (held by persons other than New Taylor Morrison and its subsidiaries) will be exchanged (the “Exchange”) on a one-for-one basis for shares of Class A common stock of New Taylor Morrison.

The Reorganization is intended to simplify the company’s capital and tax structure and increase its operational flexibility. The agreements described below were entered into to effect the Exchange.

Amendment to Limited Partnership Agreement of TMM II

On October 15, 2018, a subsidiary of Current Taylor Morrison, TMM Holding II GP, ULC, as general partner of TMM II (the “General Partner”), entered into the Fourth Amendment to the Amended and Restated Agreement of Exempted Limited Partnership of TMM II (the “LPA Amendment”) with certain of the limited partners of TMM II, including certain members of management and the board of directors of Current Taylor Morrison.

Pursuant to the LPA Amendment, the parties agreed to add a drag-along provision to the partnership agreement, which provides that if one or more limited partners (each, a “Transferring Limited Partner”) of TMM II proposes to transfer TMM II Units and corresponding shares of Class B common stock (collectively, “Paired Interests”), representing, at the time of such transfer, 50% or more of the issued and outstanding Paired Interests that are not held by Taylor Morrison and its subsidiaries, then the General Partner shall have the right to require each other limited partner of TMM II to transfer such limiter partner’s Paired Interests for the same amount per Paired Interest and form of consideration and on the same terms and conditions as the Transferring Limited Partners (including customary representations, covenants, indemnities and agreements, as applicable).

Contribution Agreement

On October 16, 2018, Current Taylor Morrison entered into a Contribution Agreement (the “Contribution Agreement”) with New Taylor Morrison and the holders of Current Taylor Morrison’s Class B common stock and paired TMM II Units party thereto, including certain members of management and the board of directors of Current Taylor Morrison. The General Partner exercised the drag-along provision in the LPA Amendment and required certain of the limited partners of TMM II to enter into the Contribution Agreement.

Pursuant to the Contribution Agreement, the holders of Current Taylor Morrison’s Class B common stock and paired TMM II Units (“Paired Interest Holders”) agreed that, following the consummation of the Reorganization, each Paired Interest Holder would contribute its shares of New Taylor Morrison’s Class B common stock and paired TMM II Units to New Taylor Morrison, on a one-for-one basis, in exchange for shares of New Taylor Morrison’s Class A common stock. The Contribution Agreement includes customary representations and warranties of New Taylor Morrison and the Paired Interest Holders party thereto.

The Contribution Agreement also provides that, upon completion of the Exchange, the Exchange Agreement, dated as of April 9, 2013 (the “Exchange Agreement”), among Current Taylor Morrison and the Paired Interest Holders party thereto, will terminate. The Exchange Agreement allows Paired Interest Holders to exchange shares of Current Taylor Morrison’s Class B common stock and paired TMM II Units for shares of Current Taylor Morrison’s Class A common stock on a one-for-one basis. Upon completion of the Exchange, the Exchange Agreement will no longer be material to Taylor Morrison as there will cease to be any Paired Interest Holders.

Item 8.01	Other Events.

On October 16, 2018, Current Taylor Morrison issued a press release announcing its intention to implement the Reorganization and its entry into arrangements related to the Exchange.

A copy of the press release is attached as Exhibit 99.1 and incorporated by reference herein.

Forward-Looking Statements.

Statements contained in or incorporated by reference into this Current Report include “forward-looking statements.” These statements are subject to a number of risks, uncertainties and other factors that could cause Taylor Morrison’s actual results, performance, prospects or opportunities, as well as those of the markets Taylor Morrison serves or intends to serve, to differ materially from those expressed in, or implied by, these statements. You can identify these statements by the fact that they do not relate to matters of a strictly factual or historical nature and generally discuss or relate to forecasts, estimates or other expectations regarding future events. Generally, the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “project,” “may,” “can,” “could,” “might,” “will” and similar expressions identify forward-looking statements, including statements related to the transactions and the lack of any material operational or financial impact related thereto.

Such risks, uncertainties and other factors include, among other things: the impact of future regulatory requirements related to the transactions, stock market and stock analyst reaction to the transactions, and the impact of the transactions on Taylor Morrison’s credit rating, if any. In addition, other such risks and uncertainties may be found in Taylor Morrison’s most recent annual report on Form 10-K filed with the Securities and Exchange Commission (SEC) as such factors may be updated from time to time in Taylor Morrison’s periodic filings with the SEC. Taylor Morrison undertakes no duty to update any forward-looking statement, whether as a result of new information, future events or changes in Taylor Morrison’s expectations, except as required by applicable law.

Item 9.01.	Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.	Description

99.1	Press release, dated October 16, 2018.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Taylor Morrison Home Corporation

By:	/s/ Darrell C. Sherman
Name: Darrell C. Sherman
Title: Executive Vice President, Chief Legal Officer and Secretary

Date: October 16, 2018

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